SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: - July 26, 2000

                                BIORELEASE CORP.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


  Delaware                         0-15260                     88-0218411
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Jurisdiction of                Commission File              I. R. S. Employer
Incorporation                      Number                     Identification
                                                                 Number

               340 Granite Street, Suite 200, Manchester, NH 03102
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                    (Address of principal executive offices)

                         Registrant's telephone number:
                                 (603) 641-8443

Item 5.  Other Events

On June 30, 2000, The Company and Polar Molecular Corporation executed a further amendment to the December 20, 1999 Amended and Restated Agreement and Plan of Reorganization (herein referred as the "Amendment"). Under the Amendment, Polar Molecular and the Company have agreed to extend the closing to a date not later than September 30, 2000 in order to allow time to complete year end audits for both companies and to complete all necessary securities filings. Under the Amendment, Polar Molecular will continue to be responsible to reimburse the Company for costs associated with the reorganization.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. BIORELEASE CORP

                                                /s/ R. Bruce Reeves, President
                                                ------------------------------
                                                    R. Bruce Reeves, President
Dated:        July 26, 2000